Assets and liabilities held for sale	6 Months Ended
Dec. 31, 2024
Assets And Liabilities Held For Sale [Abstract]
Assets and liabilities held for sale	Assets and liabilities held for sale

	31 December 2024	30 June 2024
	$ million	$ million
Intangible assets	86	—
Property, plant and equipment	137	52
Deferred tax assets	—	18
Inventories	26	20
Trade and other receivables	20	10
Corporate tax receivables	3	—
Cash	30	30
Assets held for sale	302	130
Trade and other payables	(61)	(44)
Corporate tax payables	—	(1)
Provisions	—	(3)
Deferred tax liabilities	(20)	—
Liabilities held for sale	(81)	(48)
Total	221	82
On 23 January 2025, Diageo announced the sale of the Cacique brand to Bardinet S.A. Consequently, the Cacique brand was classified as asset held for sale at 31 December 2024.
On 28 January 2025, Diageo announced the agreement to sell Guinness Ghana Breweries PLC, its brewery in Ghana to Castel
Group for approximately $81 million. On completion, Castel Group will take majority control of Guinness Ghana, which produces and distributes Guinness in Ghana under a license and royalty agreement. The sale was considered to be highly probable on 31 December 2024 and it is expected to be completed by 31 December 2025, subject to regulatory approval. The impacted assets and liabilities were classified as held for sale on 31 December 2024. On 31 December 2024, cumulative translation losses and hyperinflationary adjustments recognised in reserves were a loss of $66 million, which will be recycled to the income statement at the completion of the transaction.
Assets and liabilities held for sale at 30 June 2024 included Guinness Nigeria PLC. On 11 June 2024, Diageo announced the agreement to sell its 58.02% shareholding in Guinness Nigeria PLC to N-Seven Nigeria Ltd., part of the Tolaram group. On 30
September 2024, Diageo announced the completion of the sale, accordingly the assets and liabilities attributable to the business were derecognised from held for sale.